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                                                                   EXHIBIT 23.1

                         Independent Auditors' Consent

The Board of Directors and Shareholders
VIALOG Corporation:

We consent to the incorporation by reference in the registration statements (No. 333-76369 and 333-86319) on Form S-8 of VIALOG Corporation of our report dated February 29, 2000, relating to the consolidated balance sheets of VIALOG Corporation as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 1999, which report appears in the December 31, 1999 annual report on Form 10-K of VIALOG Corporation.

                                          KPMG LLP

Boston, Massachusetts
March 30, 2000
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                         Independent Auditors' Consent

The Board of Directors and Shareholders
VIALOG Corporation:

We consent to the incorporation by reference in the registration statements (No. 333-76369 and 333-86319) on Form S-8 of Telephone Business Meetings, Inc. of our report dated July 2, 1998, relating to the balance sheets of Telephone Business Meetings, Inc. as of December 31, 1995 and 1996, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 1994, the period January 1, 1995 to April 9, 1995, the period April 10, 1995 to December 31, 1995, the year ended December 31, 1996 and for the period January 1, 1997 to November 12, 1997, which report appears in the December 31, 1999 annual report on Form 10-K of VIALOG Corporation.

                                                    KPMG LLP

Boston, Massachusetts
March 30, 2000

                         Independent Auditors' Consent

The Board of Directors and Shareholders
VIALOG Corporation:

We consent to the incorporation by reference in the registration statements (No. 333-76369 and 333-86319) on Form S-8 of Conference Source International, Inc. of our report dated July 2, 1998, relating to the balance sheets of Conference Source International, Inc. as of December 31, 1995 and 1996, and the related statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996 and for the period January 1, 1997 to November 12, 1997, which report appears in the December 31, 1999 annual report on Form 10-K of VIALOG Corporation.

                                                    KPMG LLP

Boston, Massachusetts
March 30, 2000

                         Independent Auditors' Consent

The Board of Directors and Shareholders
VIALOG Corporation:

We consent to the incorporation by reference in the registration statements (No. 333-76369 and 333-86319) on Form S-8 of A Business Conference-Call, Inc. of our report dated February 26, 1999, relating to the balance sheets of A Business Conference-Call, Inc. as of December 31, 1997 and 1998, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in the December 31, 1999 annual report on Form 10-K of VIALOG Corporation.

                                                    KPMG LLP

Boston, Massachusetts
March 30, 2000